EXHIBIT 99.2
                           Certification of President
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with this quarterly report on Form 10-QSB of First Central Bancshares, Inc. I, Joseph Hamdi, President of First Central Bancshares, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of First Central Bancshares, Inc.

                                        /s/ Joseph Hamdi
Date: November 12, 2002                 ----------------------------------------
                                        Joseph Hamdi
                                        President